SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): August 1, 2006


                             WJ COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-31337


                  DELAWARE                            94-1402710
--------------------------------------------    --------------------------
       (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)            Identification No.)


401 River Oaks Parkway, San Jose, California            95134
--------------------------------------------    --------------------------
  (Address of principal executive offices)            (Zip Code)


                                 (408) 577-6200
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

         On August 1, 2006, WJ Communications, Inc. (the "Company") issued a press release related to its financial results for the quarterly period ended July 2, 2006. A copy of the Company's Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Report on Form 8-K. The information furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

99.1 Press Release dated August 1, 2006 announcing the Company's financial results for the quarterly period ended July 2, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                             WJ COMMUNICATIONS, INC.


                             By:         /s/ DAVID R. PULVINO
                                     -----------------------------
                                           David R. Pulvino
                                     Principal Accounting Officer
Dated:  August 1, 2006

                                  EXHIBIT INDEX


     Exhibit Number          Description
-------------------------    ------------------------------------------
          99.1               Text of Press Release dated August 1, 2006
                             (furnished pursuant to Item 2.02).